EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of International Development Corp., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Betty-Ann Harland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: January 14, 2005.

                                        /s/Betty-Ann Harland
                                        ----------------------------------------
                                        Betty-Ann Harland,
                                        Chief Executive Officer of
                                        International Development Corp.


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